Fair Value of Financial Instruments (Fair Value of Financial Instruments) (Details) - Fair value of assets and liabilities that are not measured on a recurring basis - USD ($) $ in Thousands	Mar. 31, 2016	Mar. 31, 2015
Carrying Amount
Assets and liabilities that are not measured on a recurring basis
Fixed rate debt	$ 350,000	$ 0
Variable rate debt	332,500	350,000
Fair Value
Assets and liabilities that are not measured on a recurring basis
Fixed rate debt	366,625	0
Variable rate debt	$ 332,500	$ 350,000